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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2003


                          Chesterfield Financial Corp.
             (Exact name of registrant as specified in its charter)


           Delaware                      0-32589                 36-4441126
----------------------------     ---------------------      --------------------
(State or other jurisdiction     (Commission File No.)     (I.R.S. Employer
      of incorporation)                                     Identification No.)




       Registrant's telephone number, including area code: (773) 239-6000
                                                           --------------



                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information, and Exhibits
        -------------------------------------------------------------------

     The Index of Exhibits immediately precedes the attached exhibits.

Item 9. Regulation FD Disclosure - Item 12 Information
        ----------------------------------------------

     On July 22, 2003, the Company issued a press release regarding its earnings for the fiscal quarter ended June 30, 2003. The press release is included as
Exhibit 99 to this report.


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


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                           CHESTERFIELD FINANCIAL CORP.

DATE:  July 22, 2003                 by:   /s/ Michael E. DeHaan
                                           ---------------------
                                           Michael E. DeHaan
                                           President and Chief Executive Officer




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


                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit 99        Press Release of Chesterfield Financial Corp.


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














                                   EXHIBIT 99

                  PRESS RELEASE OF CHESTERFIELD FINANCIAL CORP.





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